UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement	☐ Confidential, For Use by the Commission Only (as permitted by Rule 14a-6(e)(2))
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WELLS FARGO VARIABLE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

IMPORTANT NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING THE TOLL-FREE

NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY.

A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

YOU ALSO MAY VOTE BY INTERNET PER THE INSTRUCTIONS ON YOUR PROXY BALLOT.

IF YOU HAVE ANY QUESTIONS, YOU MAY CALL 1-800-222-8222 TOLL-FREE

FROM 8:00 A.M. TO 10:00 P.M. EASTERN TIME.

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

December 2, 2004

Dear Valued Contract Holder:

I am pleased to invite you to a special meeting of shareholders of the Equity Value Fund and the Growth Fund of Wells Fargo Variable Trust (the “Trust”), to be held at 11:00 a.m. (Pacific time), on January 14, 2005, in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California (together with any adjournments thereof, the “Meeting”). Although you are not a direct shareholder of the Funds, you have allocated some or all of your contract value to shares of the Funds that are holding this Meeting. As a result, you have the right to instruct the life insurance company that issued your contract how these shares should be voted at the Meeting.

We are seeking your approval of a sub-advisory agreement with Cooke & Bieler, L.P. (“C&B”) for the Equity Value Fund, and a sub-advisory agreement with Matrix Asset Advisors, Inc. (“Matrix”) for the Growth Fund (together, the “Proposals”). The Board of Trustees of the Trust unanimously selected C&B to replace Wells Capital Management Incorporated (“WCM”) as investment sub-adviser for the Equity Value Fund because the Board considered that C&B’s experience and investment record using a large-cap value investment style in managing other funds and accounts with similar investment objectives as the Equity Value Fund, and the various features of the approach described above, should enable the Equity Value Fund to pursue its objective more effectively. The Board also considered that C&B’s management style may lead to enhanced performance of the Equity Value Fund. The Board took into account the historical investment results of the Equity Value Fund with those of other funds and accounts managed by C&B using its investment style, and also took into account C&B’s investment style in terms of risk exposure. The Board also considered that a new sub-advisory relationship with C&B would provide an opportunity for the Equity Value Fund to continue to be managed in close alignment with a large-cap value investment style.

The Board of Trustees of the Trust unanimously selected Matrix to replace WCM as investment sub-adviser for the Growth Fund because the Board considered Matrix’s experience and above-average investment performance using a large-cap growth and income investment style in managing another fund with a similar investment objective as the Growth Fund and the potential for enhanced performance of the Growth Fund using such management style. The Board also took into account the below-average historical performance of the Growth Fund as sub-advised by WCM.

If the Proposals are approved, there will be no change in the Funds’ investment objectives, but there may be changes to the principal investment strategies, investment restrictions, permissible investments or risk considerations as a result of the new investment styles brought by C&B and Matrix. Approval of the sub-advisory agreement with Matrix would decrease the sub-advisory fees currently payable on behalf of the Growth

1

Fund. Approval of the sub-advisory agreement with C&B would increase the sub-advisory fees currently payable on behalf of the Equity Value Fund, but because the sub-advisory fees are paid by the primary investment adviser to the Funds, the increase will not affect the fees that Equity Value Fund shareholders pay. Further, shareholders of the Funds will not bear any of the expenses associated with this proxy solicitation.

The Board of Trustees of Wells Fargo Variable Trust unanimously recommends that you vote to approve the sub-advisory agreements.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet per the instructions provided on your proxy ballot. If you have any questions about the proxy materials or the Proposals, please call your trust officer, investment professional, or Wells Fargo Funds’ Investor Services at 1-800-222-8222.

Sincerely,

Karla M. Rabusch, President

Wells Fargo Variable Trust

2

EQUITY VALUE FUND

GROWTH FUND

OF

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JANUARY 14, 2005

A special meeting of shareholders (the “Meeting”) of the Equity Value Fund and Growth Fund of Wells Fargo Variable Trust will be held at 11:00 a.m. (Pacific time) on January 14, 2005, in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, for the purpose of considering and voting upon the following:

For Equity Value Fund Shareholders:

1. Approval of a sub-advisory agreement with Cooke & Bieler, L.P.

2. Such other business as may properly come before the Meeting or any adjournment(s).

Item 1 is described in the attached Proxy Statement.

For Growth Fund Shareholders:

1. Approval of a sub-advisory agreement with Matrix Asset Advisors, Inc.

2. Such other business as may properly come before the Meeting or any adjournment(s).

Item 1 is described in the attached Proxy Statement.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU

VOTE IN FAVOR OF THE SUB-ADVISORY AGREEMENTS.

Shareholders of record as of the close of business on October 28, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet per the instructions provided on your proxy ballot. If you have any questions about the proxy materials, please call your trust officer, investment professional, or Wells Fargo Funds’ Investor Services at 1-800-222-8222.

By Order of the Board of Trustees,

C. David Messman, Secretary

Wells Fargo Variable Trust

December 2, 2004

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE

NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

PROXY STATEMENT

December 2, 2004

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

This document is a proxy statement (the “Proxy Statement”), and is being furnished to shareholders of the Equity Value Fund and Growth Fund of Wells Fargo Variable Trust (“the Trust”). It contains the information that shareholders of the Funds should know before voting on the respective proposal before them, and should be reviewed and retained for future reference. The shareholders of the Funds are being asked to vote on the following:

Proposal	Shareholders Entitled to Vote
Approval of a sub-advisory agreement with Cooke & Bieler, L.P. (“C&B”)	Shareholders of the Equity Value Fund of the Trust
Approval of a sub-advisory agreement with Matrix Asset Advisors, Inc. (“Matrix”)	Shareholders of the Growth Fund of the Trust

This Proxy Statement is being mailed to shareholders on or about December 1, 2004.

PROPOSAL:

APPROVAL OF A SUB-ADVISORY AGREEMENT WITH C&B

Summary

At an in-person meeting held on November 2, 2004, the Board of Trustees (the “Board”) of the Trust unanimously selected C&B to replace Wells Capital Management Incorporated (“WCM”) as sub-adviser to the Equity Value Fund (the “Fund”), and approved an investment sub-advisory agreement with C&B on behalf of the Fund (the “New Agreement”). The Board’s decisions were based primarily on its findings that C&B would offer the potential for better investment results for the Fund while continuing to maintain the Fund’s close alignment with its historical large-cap value style. In deciding to replace WCM with C&B, the Board also compared the sub-advisory fee rates for WCM and C&B, and considered the historical investment results of the Fund and the performance of other funds and accounts with similar investment objectives managed by C&B. The Board also took into account C&B’s investment style in terms of historical investment risks (measured by volatility) and expected transaction costs.

Wells Fargo Funds Management, LLC (“Funds Management”) will continue to serve as the Fund’s primary investment adviser. The Fund is required by the Investment Company Act of 1940 (the “1940 Act”) to seek shareholder approval of the New Agreement. Accordingly, the Board, on behalf of the Fund, seeks shareholder approval of the New Agreement. The New Agreement will replace the current sub-advisory agreement with WCM on behalf of the Fund (the “Current Agreement”). A copy of the “form of” New Agreement is attached as Exhibit A to this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE TO APPROVE THE NEW AGREEMENT WITH C&B.

Terms of the Current Agreement

The date of the Current Agreement is May 1, 2003, as amended. The Board, including a majority of the non-interested Trustees, last approved the Current Agreement, as amended, on May 18, 2004. The Current Agreement was last approved by shareholders of the Fund on August 5, 1999 as part of the reorganization of the predecessor fund of the Fund into the Equity Value Fund. Under the Current Agreement, Funds Management pays WCM a sub-advisory fee based on the Fund’s average daily net asset value, computed and paid monthly, at the following rates:

Equity Value Fund—Variable Trust

Sub-Adviser	Sub-Advisory Fee
WCM	$ 0-200M $200M-400M >$400M	0.25% 0.20% 0.15%

For the Fund’s most recent fiscal year ended December 31, 2003, Funds Management received $154,796 in advisory fees of which $64,050 was paid to WCM in sub-advisory fees for rendering sub-advisory services to the Fund under the Current Agreement and of which Funds Management retained $90,746. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers. The Current Agreement was terminated on November 2, 2004 for the reasons described below in “Board Consideration and Approval of the New Agreement,” with such termination to be effective at such time as Funds Management deems practicable to coordinate the transition to C&B as the new sub-adviser.

Information about C&B

C&B is a limited partnership organized under the laws of the State of Pennsylvania, with its principal place of business at 1700 Market Street, Philadelphia, PA 19103. C&B is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. C&B currently has $4.4 billion in assets under management.

The owners and principal executive officers of C&B are listed below. Unless otherwise indicated, the address for each is 1700 Market Street, Philadelphia, PA 19103. No officers or trustees of the Trust are officers, directors, employees, shareholders or general partners of C&B. No officers or trustees of the Trust have any material interest in C&B, or in any material transaction in which C&B or an affiliate is a party.

Name and Address	Position at C&B	Principal Occupation(s)
Samuel H. Ballam, III	Partner	Same as position at C&B

Kermit S. Eck, CFA	Partner	Same as position at C&B

John J. Medveckis	Partner	Same as position at C&B

Michael M. Meyer, CFA	Partner	Same as position at C&B

James R. Norris	Partner	Same as position at C&B

R. James O’Neil, CFA	Partner	Same as position at C&B

Bruce A. Smith	Partner	Same as position at C&B

Mehul Trivedi, CFA	Partner	Same as position at C&B

Thad Fletcher	Principal	Same as position at C&B

John S. Hamblett, CIMA	Principal	Same as position at C&B

Ted O’Connor, CFA	Principal	Same as position at C&B

The chart below lists certain required information about another registered investment company with a similar investment objective as the Fund that is sub-advised by C&B.

Name of Fund	Asset Size(1) (in millions)	Annual Sub-advisory Fee(2)		Waivers/ Reimbursements
C&B Large Cap Value Fund	$70.71	0-$250M $250M-500M $500M-750M >$750M	0.45% 0.40% 0.35% 0.30%	None

(1)	Total assets as of September 30, 2004.
(2)	The annual sub-advisory fee is expressed as a percentage of the average daily net asset value of the Fund. The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets, as indicated above.

Terms of the New Agreement

Under the specific terms of the New Agreement, C&B would be responsible, subject to oversight by Funds Management as the Fund’s primary investment adviser, and by the Board of Trustees of the Trust, for managing the investment and reinvestment of the Fund’s assets in a manner consistent with the Fund’s investment objectives, policies and restrictions, and applicable federal and state law. As such, C&B’s investment authority would include whatever powers the Trust may possess with respect to the Fund’s assets, including the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. C&B would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Fund, but would provide such assistance as is reasonably requested by Funds Management.

The terms of the New Agreement further specify that C&B would make decisions with respect to all purchases, sales, and other transactions of securities and other investment assets for the Fund. To carry out such decisions, C&B would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Fund.

For providing ongoing services under the New Agreement, C&B would be entitled to receive ongoing sub-advisory fees based on the Fund’s average daily net asset value, computed and paid monthly, at the rates in the chart below. Funds Management would be solely responsible for paying these fees.

Sub-Adviser	Sub-Advisory Fee
C&B	$0-250M $250M-500M $500M-750M >$750M	0.45% 0.40% 0.35% 0.30%

The proposed sub-advisory fees under the New Agreement are higher than under the Current Agreement and asset breakpoint levels differ, but because C&B is paid only out of the advisory fees from Funds Management, the increase will not affect the fees that Fund shareholders pay. For the Fund’s most recent fiscal year ended December 31, 2003, WCM would have received an aggregate amount of $115,290 in sub-advisory fees if WCM had rendered sub-advisory services to the Fund under the fee rates described in the New Agreement. The fees that would have been paid to WCM under the fee rates described in the New Agreement for the Fund’s most recent fiscal year represent an 80% increase from the fees that were paid to WCM under the fee rates described in the Current Agreement for the same period.

The New Agreement also requires C&B to report to the Board important developments affecting the Trust, the Fund or C&B. On its own initiative, C&B should provide any other information to the Board or Funds Management that it may believe is appropriate, such as information relating to the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. In addition, the New Agreement requires that C&B furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund, as C&B may believe appropriate or upon reasonable request by the Board or Funds Management.

Under the terms of the New Agreement, C&B is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The New Agreement specifies that C&B’s primary consideration in effecting a security transaction will be to obtain for the Fund the best price and execution available under the circumstances. As such, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if C&B determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of C&B with respect to the Fund and to other clients of C&B. Accordingly, C&B will not be deemed to have acted unlawfully or to have breached any duty under the New Agreement, subject to any policies determined by the Board, solely because C&B may cause the Fund to pay a broker who provides certain research and brokerage services to C&B an amount of commission for effecting a portfolio investment transaction that exceeds the amount of commission that another broker or dealer would have charged for effecting that transaction. C&B would also be responsible for the maintenance of documents and records required by the 1940 Act relating to the orders for purchase and sale of portfolio securities of the Fund, as well as for other records that Funds Management reasonably requests to be maintained.

Provided the investment objective of the Fund is adhered to, the New Agreement also provides that C&B may aggregate sales and purchase orders of securities held in the Fund with similar orders for other portfolios that C&B manages that are made simultaneously, if, in C&B’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund and C&B acknowledges sole responsibility for complying with all applicable pronouncements and interpretations of the Securities and Exchange Commission (the “SEC”) regarding the aggregation of trades. The allocation of securities so purchased or sold shall be made by C&B in the manner that it considers to be most equitable and consistent with its fiduciary duties to the Fund and other clients. C&B may from time to time employ or sub-contract certain persons appropriate or necessary to assist in the execution of its duties at its expense, so long as such persons do not relieve C&B of its responsibilities or liabilities under the New Agreement.

C&B will pay its own expenses for services to be provided by it under the New Agreement, as well as reasonable out-of-pocket costs incurred by Funds Management or the Trust for amending the Trust’s registration statement or supplementing the Fund’s prospectus to reflect a change in C&B’s personnel; or to obtain shareholder approval of a new sub-advisory agreement because of a “change in control” (as defined in Section 2(a)(9) of the 1940 Act) of C&B or to otherwise comply with the 1940 Act or other applicable laws or regulations as a result of such change. Except for expenses assumed by C&B or by Funds Management under the primary advisory agreement, the Fund is responsible for all of the ordinary business expenses incurred in its operations and in the offering of its shares, including, but not limited to: brokerage commissions; taxes; legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Fund in connection with membership in investment company organizations; the cost of preparing and distributing reports and notices to Fund shareholders, and the cost of printing prospectuses and other materials to the Fund’s shareholders.

In carrying out its obligations under the New Agreement, C&B would be obligated to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to C&B; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trust as it may be amended from time to time; the Declaration of Trust of the Trust, as it may be amended from time to time; the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact C&B’s provision of services as described herein.

If approved by shareholders of the Fund, the New Agreement will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, and will thereafter continue from year to year, provided that the continuance of the New Agreement is approved annually by vote of the Board including a majority of the Trust’s “non-interested” Trustees, or by a vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act). The New Agreement may be terminated at any time without penalty by vote of the Board, vote of a majority of the Fund’s outstanding voting securities, or by Funds Management or C&B upon 60 days written notice to the other party. Consistent with the federal securities laws, the New Agreement also would terminate upon any “assignment” (as defined in the 1940 Act). If shareholders fail to approve the New Agreement, the Board will consider what further action is appropriate and WCM will continue to manage the Fund’s assets in accordance with the terms of the Current Agreement until the termination of the Current Agreement becomes effective.

Board Consideration and Approval of the New Agreement

At a meeting held on November 2, 2004, the Board of the Trust approved the New Agreement replacing WCM with C&B for the Fund.

In approving the New Agreement and selecting C&B as the new sub-adviser, and the fees to be paid under the New Agreement, the Board, including the independent Trustees advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing WCM with C&B

The Board considered Fund Management’s reasons for proposing that WCM be replaced with C&B as the sub-adviser to the Fund, including: C&B’s experience and above-average investment performance record using a large-cap value investment style in managing other funds and accounts with similar investment objectives as the Fund, including the Wells Fargo C&B Large Cap Value Fund; the potential for enhanced performance of the Fund using such management style; the below-average historical investment results of the Fund as sub-advised by WCM; and the decreasing net asset value of the Fund over the last several years. In addition, the Board considered that a new sub-advisory relationship with C&B would provide an opportunity for the Fund to continue to be managed in close alignment with a large-cap value investment style. On the same date it approved the New Agreement, the Board approved a change in the Fund’s name to the Large Cap Value Fund, further reflecting the large-cap value investment style of the Fund. The Board also took into account that the fund managed by C&B using its large-cap value investment style has earned the highest rating by Morningstar, an independent rating agency. The Board further considered the seasoned experience level and long-term tenure of the C&B portfolio management team. The Board also noted that, because the Fund is only offered as an underlying investment option for tax-deferred variable products, portfolio transition transactions would not create adverse tax implications for contract owners.

The Board concluded that these reasons supported its selection of C&B.

Investment Sub-Advisory Fee Rates

The Board considered that the proposed sub-advisory fee rate payable by Funds Management to C&B under the New Agreement is higher than the sub-advisory fee rate payable by Funds Management to WCM under the Current Agreement. The Board noted, however, that any change in the investment sub-advisory fee rate payable to C&B would not impact Fund shareholders directly because these fees are payable by Funds Management and there is no change to the investment advisory fee rate payable by the Fund to Funds Management.

The Board also received and considered information about the standard fee rates offered to other C&B clients, including other registered investment companies (including other sub-advised funds within the Wells Fargo Funds complex), private accounts and institutional investors, and noted that the proposed sub-advisory fee rates are below C&B’s standard fee rates. The Board also compared C&B’s proposed sub-advisory fee rate with the sub-advisory fee rates applicable to other large-cap value funds in the Wells Fargo Funds complex.

As a result of the above considerations, the Board concluded that C&B’s proposed sub-advisory fee rates under the New Agreement were reasonable.

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by WCM under the Current Agreement and those that would be provided to the Fund by C&B under the New Agreement, noting that the nature and extent of services under the Current Agreement and New Agreement were generally similar in that WCM and C&B were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board also received and considered information regarding the nature and extent of services currently being provided by C&B to funds of Wells Fargo Funds Trust under an existing investment sub-advisory agreement and those that would be provided to the Fund by C&B under the New Agreement, noting that the nature and extent of services under both agreements were generally similar in that C&B was required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of C&B’s senior management and the expertise of, and amount of attention expected to be given to the Fund by, investment analysts and both junior and senior investment personnel of C&B. The Board also reviewed the qualifications, backgrounds and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Fund. In further evaluating the quality of services anticipated to be provided by C&B, the Board was informed that, in management’s judgment, C&B has the size, visibility and resources to attract and retain highly qualified investment professionals, including research and advisory personnel. In particular, the Board was informed that C&B’s investment team members have an average industry experience of 16 years, the average tenure with C&B of the investment team members is 13 years, and that C&B currently has $4.4 billion in assets under management.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Fund by C&B and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by C&B under the New Agreement should equal or exceed the quality of investment sub-advisory services currently provided by WCM under the Current Agreement. The Board also concluded that the services anticipated to be provided by C&B to the Fund compared equally favorably to those provided by WCM to the Fund under the Current Agreement and those currently being provided by C&B to funds of Wells Fargo Funds Trust, based on the above considerations.

Equity Value Fund Performance

The Board received and considered information about the Fund’s historical performance and noted that the Fund underperformed, over relevant periods, the median of the group of funds that was most similar to the Fund (the “Peer Group”), as well as underperforming an appropriate benchmark index, the Russell 1000 Value Index, over relevant periods. (The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies are comprised of the 1000 largest U.S. companies based on total market capitalization.) The funds included in the Fund’s Peer Group are objectively determined solely by Lipper Inc., an independent provider of investment company data.

The Board also received and considered the performance of other investment companies and private accounts managed by C&B, noting that C&B generally outperformed or performed in line with its various benchmarks over relevant periods.

While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of registered investment companies and private accounts advised by C&B was superior to that of the Fund and had greater potential to provide superior performance in the future.

C&B Profitability

Because the engagement of C&B is new, there is no historical profitability with regard to its arrangements with the Fund. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions, which are by their nature, speculative. Accordingly, the Board did not request or consider C&B’s profitability with regard to its approval of the New Agreement.

Economies of Scale

The Board received and considered information about the potential of both Funds Management and C&B to experience economies of scale as the Fund grows in size.

The Board noted that Funds Management’s advisory fee rate and C&B’s proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the sub-advisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among Funds Management, C&B and Fund shareholders as the Fund grows.

The Board also noted the fee waiver and/or expense reimbursement arrangements currently in place for the Fund, that the Fund’s net total annual operating expense ratio was capped at 1.00% of its assets, and that such expense caps would renew automatically upon expiration of the current commitment period. The current commitment period ends April 30, 2005. The Board also considered that it annually reviews the Fund’s net operating expense ratios and compares them to those of other funds in its Peer Group.

Other Benefits to C&B

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by C&B and its affiliates as a result of C&B’s relationship with the Fund. Such benefits are expected to include benefits attributable to the Fund’s relationship with C&B (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in C&B’s business as a result of C&B’s relationship with the Fund (such as the ability to market to other prospective clients).

The Board concluded that other ancillary benefits that C&B and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Fund, such as those noted above, were not unreasonable.

The Board unanimously recommends that you vote in favor of

the New Agreement with C&B.

PROPOSAL:

APPROVAL OF A SUB-ADVISORY AGREEMENT WITH MATRIX

Summary

At an in-person meeting held on November 2, 2004, the Board of the Trust unanimously selected Matrix to replace WCM as sub-adviser to the Growth Fund, and approved an investment sub-advisory agreement with Matrix on behalf of the Growth Fund (the “New Agreement”). The Board’s decisions were based primarily on its findings that Matrix would offer the potential for better investment results for the Growth Fund while managing the Growth Fund in close alignment with its large-cap growth and income investment style. In deciding to replace WCM with Matrix, the Board also compared the sub-advisory fee rates for WCM and Matrix, and compared the historical investment results of the Fund with those of another fund with a similar investment objective managed by Matrix using its large-cap growth and income investment style.

Funds Management will continue to serve as the Growth Fund’s primary investment adviser. The Growth Fund is required by the 1940 Act to seek shareholder approval of the New Agreement. Accordingly, the Board, on behalf of the Fund, seeks shareholder approval of the New Agreement with Matrix. The New Agreement will replace the current sub-advisory agreement with WCM on behalf of the Growth Fund (the “Current Agreement”). A copy of the “form of” New Agreement is attached as Exhibit B to this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE TO APPROVE THE NEW AGREEMENT WITH MATRIX.

Terms of the Current Agreement

The date of the Current Agreement is May 1, 2003, as amended. The Board, including a majority of the non-interested Trustees, last approved the Current Agreement, as amended, on May 18, 2004. The Current Agreement was last approved by shareholders of the Growth Fund on August 5, 1999 as part of the reorganization of the predecessor fund of the Fund into the Growth Fund. Under the Current Agreement, Funds Management pays WCM a sub-advisory fee based on the Growth Fund’s average daily net asset value, computed and paid monthly, at the following rates:

Growth Fund—Variable Trust

Sub-Adviser	Sub-Advisory Fee
WCM	$0-200M $200M-400M >$400M	0.25% 0.20% 0.15%

For the Growth Fund’s most recent fiscal year ended December 31, 2003, Funds Management received an aggregate amount of $280,422 in advisory fees of which it paid $104,125 to WCM in sub-advisory fees for rendering sub-advisory services to the Growth Fund under the Current Agreement and of which Funds Management retained $176,297. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers. The Current Agreement was terminated on November 2, 2004 for the reasons described below in “Board Consideration and Approval of the New Agreement,” with such termination to be effective at such time as Funds Management deems practicable to coordinate the transition to Matrix as the new sub-adviser.

Information about Matrix

Matrix is an independent money management firm that is organized as a corporation under the laws of the State of New York, with its principal place of business at 747 Third Avenue, 31st Floor, New York, NY 10017. The owners and principal executive officers of Matrix are listed below. Unless otherwise indicated, the address for each is 747 Third Avenue, 31st Floor, New York, NY 10017. No officers or trustees of the Trust are officers, directors, employees, shareholders or general partners of Matrix. No officers or trustees of the Trust have any material interest in Matrix, or in any material transaction in which Matrix or an affiliate is a party.

Name and Address	Position at Matrix	Principal Occupation(s)
David A. Katz, CFA	President, Chief Investment Officer and Chief Compliance Officer	Same as position at Matrix

Douglas S. Altabef	Senior Managing Director	Same as position at Matrix

Lon F. Birnholz	Managing Director and Chief Financial Officer	Same as position at Matrix

Steven G. Roukis, CFA	Senior Vice President	Same as position at Matrix

The chart below lists certain required information about another registered investment company with a similar investment objective as the Growth Fund that is advised by Matrix. Matrix contractually agreed to reduce the fees and/or net expenses of the Matrix Advisors Value Fund for an indefinite period to ensure that total annual fund operating expenses will not exceed 1.10%. For the fiscal year ended June 30, 2004, Matrix voluntarily reimbursed the Matrix Advisors Value Fund for expenses in excess of 0.99%. It is important to note that voluntary reimbursements may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay, to the extent that a fund does not have a contractual expense cap in place, up to the gross expense ratio.

Name of Fund	Asset Size(1) (in millions)	Annual Advisory Fee
Matrix Advisors Value Fund	$315.9	1.00%

(1)	Total assets as of June 30, 2004.

Terms of the New Agreement

Under the specific terms of the New Agreement, Matrix would be responsible, subject to oversight by Funds Management as the Growth Fund’s primary investment adviser, and by the Board of Trustees of the Trust, for managing the investment and reinvestment of the Growth Fund’s assets in a manner consistent with the Growth Fund’s investment objectives, policies and restrictions, and applicable federal and state law. As such, Matrix’s investment authority would include whatever powers the Trust may possess with respect to the Growth Fund’s assets, including the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. Matrix would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Growth Fund, but would provide such assistance as is reasonably requested by Funds Management.

The terms of the New Agreement further specify that Matrix would make decisions with respect to all purchases, sales, and other transactions of securities and other investment assets for the Growth Fund. To carry out such decisions, Matrix would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Growth Fund.

For providing ongoing services under the New Agreement, Matrix would be entitled to receive ongoing sub-advisory fees based on the Growth Fund’s average daily net asset value, computed and paid monthly, at the rates in the chart below. Funds Management would be solely responsible for paying these fees.

Sub-Adviser	Sub-Advisory Fee
Matrix	$0-50M >$50M	0.20% 0.16%

The proposed sub-advisory fees under the New Agreement are lower than under the Current Agreement even though asset breakpoint levels differ. Because Matrix is paid only out of the advisory fees from Funds Management, the decrease will not affect the fees that Growth Fund shareholders pay. For the Growth Fund’s most recent fiscal year ended December 31, 2003, WCM would have received an aggregate amount of $83,300 in sub-advisory fees if WCM had rendered sub-advisory services to the Growth Fund under the fee rates described in the New Agreement. The fees that would have been paid to WCM under the fee rates described in the New Agreement for the Growth Fund’s most recent fiscal year represent a 20% decrease from the fees that were paid to WCM under the fee rates described in the Current Agreement over the same period.

The New Agreement also requires Matrix to report to the Board important developments affecting the Trust, the Growth Fund or Matrix. On its own initiative, Matrix should provide any other information to the Board or Funds Management that it may believe is appropriate, such as information relating to the individual companies whose securities are held by the Growth Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Growth Fund maintains investments. In addition, the New Agreement requires that Matrix furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Growth Fund, as Matrix may believe appropriate or upon reasonable request by the Board or Funds Management.

Under the terms of the New Agreement, Matrix is responsible for the purchase and sale of securities for the Growth Fund, broker-dealer selection, and negotiation of brokerage commission rates. The New Agreement specifies that Matrix’s primary consideration in effecting a security transaction will be to obtain for the Growth Fund the best price and execution available under the circumstances. As such, the price to the Growth Fund in any transaction may be less favorable than that available from another broker-dealer if Matrix determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Matrix with respect to the Growth Fund and to other clients of Matrix. Accordingly, Matrix will not be deemed to have acted unlawfully or to have breached any duty under the New Agreement, subject to any policies determined by the Board, solely because Matrix may cause the Growth Fund to pay a broker who provides certain research and brokerage services to Matrix an amount of commission for effecting a portfolio investment transaction that exceeds the amount of commission that another broker or dealer would have charged for effecting that transaction. Matrix would also be responsible for the maintenance of documents and records required by the 1940 Act relating to the orders for purchase and sale of portfolio securities of the Growth Fund, as well as for other records that Funds Management reasonably requests to be maintained.

Provided the investment objective of the Growth Fund is adhered to, the New Agreement also provides that Matrix may aggregate sales and purchase orders of securities held in the Growth Fund with similar orders for other portfolios that Matrix manages that are made simultaneously, if, in Matrix’s reasonable judgment, such aggregation will result in an overall economic benefit to the Growth Fund and Matrix acknowledges sole responsibility for complying with all applicable pronouncements and interpretations of the SEC regarding the aggregation of trades. The allocation of securities so purchased or sold shall be made by Matrix in the manner that it considers to be most equitable and consistent with its fiduciary duties to the Growth Fund and other clients. Matrix may from time to time employ or sub-contract certain persons appropriate or necessary to assist in the execution of its duties at its expense, so long as such persons do not relieve Matrix of its responsibilities or liabilities under the New Agreement.

Matrix will pay its own expenses for services to be provided by it under the New Agreement, as well as reasonable out-of-pocket costs incurred by Funds Management or the Trust for amending the Trust’s registration statement or supplementing the Growth Fund’s prospectus to reflect a change in Matrix’s personnel; or to obtain shareholder approval of a new sub-advisory agreement because of a “change in control” (as defined in Section 2(a)(9) of the 1940 Act) of Matrix or to otherwise comply with the 1940 Act or other applicable laws or regulations as a result of such change. Except for expenses assumed by Matrix or by Funds Management under the primary advisory agreement, the Growth Fund is responsible for all of the ordinary business expenses incurred in its operations and in the offering of its shares, including, but not limited to: brokerage commissions; taxes; legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Growth Fund in connection with membership in investment company organizations; the cost of preparing and distributing reports and notices to Growth Fund shareholders, and the cost of printing prospectuses and other materials to the Growth Fund’s shareholders.

In carrying out its obligations under the New Agreement, Matrix would be obligated to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to Matrix; all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trust as it may be amended from time to time; the Declaration of Trust of the Trust, as it may be amended from time to time; the provisions of the Internal Revenue Code; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact Matrix’s provision of services as described herein.

If approved by shareholders of the Growth Fund, the New Agreement will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, and will thereafter continue from year to year, provided that the continuance of the New Agreement is approved annually by vote of the Board including a majority of the Trust’s “non-interested” Trustees, or by a vote of “a majority of the outstanding voting securities” of the Growth Fund (as defined in Section 2(a)(42) of the 1940 Act). The New Agreement may be terminated at any time without penalty by vote of the Board, vote of a majority of the Growth Fund’s outstanding voting securities, or by Funds Management or Matrix upon 60 days written notice to the other party. Consistent with the federal securities laws, the New Agreement also would terminate upon any “assignment” (as defined in the 1940 Act). If shareholders fail to approve the New Agreement, the Board will consider what further action is appropriate and WCM will continue to manage the Growth Fund’s assets in accordance with the terms of the Current Agreement until the termination of the Current Agreement becomes effective.

Board Consideration and Approval of the New Agreement

At a meeting held on November 2, 2004, the Board of the Trust approved the New Agreement replacing WCM with Matrix for the Growth Fund.

In approving the New Agreement and selecting Matrix as the new sub-adviser, and the fees to be paid under the New Agreement, the Board, including the independent Trustees advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing WCM with Matrix

The Board considered Fund Management’s reasons for proposing that WCM be replaced with Matrix as sub-adviser to the Growth Fund, including: Matrix’s experience and above-average investment performance record using a large-cap growth and income investment style in managing another fund with a similar investment objective as the Growth Fund; the potential for enhanced performance of the Growth Fund using such management style; the below-average historical investment results of the Growth Fund as sub-advised by WCM; and the substantial decrease in net asset value of the Growth Fund over the last several years.

The Board noted that the historical large-cap growth and income investment style of the Growth Fund should be closely aligned with the large-cap growth and income investment style of Matrix. On the same date it approved the New Agreement, the Board approved a change in the name of the Growth Fund to the Large Company Core Fund, further reflecting the large-cap growth and income investment style of the Growth Fund.

The Board noted that the fund managed by Matrix using its large-cap growth and income investment style has earned the highest rating by Morningstar, an independent rating agency. The Board also considered the seasoned experience level and long-term tenure of the Matrix portfolio management team. The Board further took into account that, because the Growth Fund is only offered as an underlying investment option for tax-deferred variable products, portfolio transition transactions would not create adverse tax implications for contract owners.

The Board concluded that these reasons supported its selection of Matrix.

Investment Sub-Advisory Fee Rates

The Board considered the contractual sub-advisory fee rate payable by Funds Management to WCM under the Current Agreement, and the contractual sub-advisory fee rate payable by Funds Management to Matrix under the New Agreement. The Board noted that the sub-advisory fee rate payable to Matrix under the New Agreement is lower than the sub-advisory fee rate payable to WCM under the Current Agreement. The Board noted that any change in the investment sub-advisory fee rate payable to Matrix would not impact Growth Fund shareholders directly because these fees are payable by Funds Management and there is no change to the investment advisory fee rate payable by the Growth Fund to Funds Management. The Board considered that as a result of the decrease in sub-advisory fee rate, Funds Management would be entitled to keep a larger portion of the advisory fee. The Board noted that the Growth Fund consisted of only approximately $37 million in assets, and management indicated that the increase in the advisory fee retained by Funds Management would serve to reduce the loss at which Funds Management was operating in servicing the Growth Fund. The Board considered that it would be able to monitor Funds Management’s profitability in relation to the advisory fee rate in connection with its consideration of the renewal of the advisory contract for the Growth Fund.

The Board also received and considered information about the standard fee rates offered to other Matrix clients, including other registered investment companies, private accounts and institutional investors, and noted that the proposed sub-advisory fee rates payable to Matrix under the New Agreement were significantly less than Matrix’s standard fee rates. The Board also compared Matrix’s proposed sub-advisory fee rate with the sub-advisory fee rates applicable to other similar funds in the Wells Fargo Funds complex.

As a result of the above considerations, the Board concluded that Matrix’s proposed sub-advisory fee rates under the New Agreement were reasonable.

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature and extent of services provided to the Growth Fund by WCM under the Current Agreement and those that would be provided to the Growth Fund by Matrix under the New Agreement, noting that the nature and extent of services under the Current Agreement and New Agreement were generally similar in that WCM and Matrix were each required to provide day-to-day portfolio management services and comply with all Growth Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Matrix’s senior management and the expertise of, and amount of attention expected to be given to the Growth Fund by, investment analysts and both junior and senior investment personnel of Matrix. The Board also reviewed the qualifications, backgrounds and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Growth Fund. In further evaluating the quality of services anticipated to be provided by Matrix, the Board was informed that, in management’s judgment, Matrix has the size, visibility and resources to attract and retain highly qualified investment professionals, including research and advisory personnel. In particular, the Board was informed that Matrix has five partners who together have several decades of investment management experience.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Growth Fund by Matrix and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by Matrix under the New Agreement should equal or exceed the quality of investment sub-advisory services currently provided by WCM under the Current Agreement.

Growth Fund Performance

The Board received and considered information about the Growth Fund’s historical performance and noted that the Growth Fund underperformed, over relevant periods, the median of the group of funds that was most similar to the Growth Fund (the “Peer Group”). The funds included in the Growth Fund’s Peer Group are objectively determined solely by Lipper Inc., an independent provider of investment company data. The Board also noted that the Growth Fund underperformed its appropriate benchmark index, the Standard & Poor’s 500 Index, over relevant periods. (The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks representing all major industries that is designed to measure performance of the broad domestic economy.)

The Board also received and considered the performance of another fund managed by Matrix with a similar investment objective as the Growth Fund, noting that Matrix generally outperformed or performed in line with its various benchmarks over relevant periods.

While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of registered investment companies and private accounts advised by Matrix was superior to that of the Growth Fund.

Matrix Profitability

Because the engagement of Matrix is new, there is no historical profitability with regard to its arrangements with the Growth Fund. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions, which are by their nature, speculative. Accordingly, the Board did not request or consider Matrix’s profitability with regard to its approval of the New Agreement.

Economies of Scale

The Board received and considered information about the potential of both Funds Management and Matrix to experience economies of scale as the Growth Fund grows in size.

The Board noted that Funds Management’s advisory fee rate and Matrix’s proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the sub-advisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for sharing of economies of scale among Funds Management, Matrix and Growth Fund shareholders as the Growth Fund grows.

The Board also noted the fee waiver and/or expense reimbursement arrangements currently in place for the Growth Fund, that the Growth Fund’s net total annual operating expense ratio was capped at 1.00% of its assets, and that such expense caps would renew automatically upon expiration of the current commitment period. The current commitment period ends April 30, 2005. The Board also considered that it annually reviews the Growth Fund’s net operating expense ratios and compares them to those of other funds in its Peer Group.

Other Benefits to Matrix

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Matrix and its affiliates as a result of Matrix’s relationship with the Growth Fund. Such benefits are expected to include benefits attributable to the Growth Fund’s relationship with Matrix (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Matrix’s business as a result of Matrix’s relationship with the Growth Fund (such as the ability to market to other prospective clients).

The Board concluded that other ancillary benefits that Matrix and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Growth Fund, such as those noted above, were not unreasonable.

The Board unanimously recommends that you vote in favor of

the New Agreement with Matrix.

OTHER INFORMATION

Funds Management serves as the investment adviser and administrator to the Funds. Its address is 525 Market Street, San Francisco, California 94105. Stephens Inc. serves as the principal underwriter to the Funds. Its address is 111 Center Street, Little Rock, Arkansas 72201.

Additional information about the Funds is available in:

•	The Prospectuses for the Funds;

•	The Statements of Additional Information, or SAIs, for the Funds;

•	The annual report to shareholders for the fiscal year ended December 31, 2003 and the semi-annual report to shareholders for the six-month period ended June 30, 2004 for the Funds of the Trust.

Copies of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.
(duplicating fee required)

By Phone:	1-800-SEC-0330
(duplicating fee required)

By Mail:	Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549
(duplicating fee required)

By Email:	publicinfo@sec.gov

By Internet:	www.sec.gov
(Information about the Fund may be found under Wells Fargo Variable Trust.)

VOTING INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of the Trust to solicit your vote to approve the New Agreement with C&B on behalf of the Equity Value Fund, and the New Agreement with Matrix on behalf of the Growth Fund, at a special meeting of shareholders (the “Meeting”). The Meeting will be held on January 14, 2005, at 11:00 a.m. (Pacific time) for the Funds of the Trust in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, 94105.

Shareholders of record of the Equity Value Fund and/or Growth Fund who own shares on October 28, 2004 (the “Record Date”) are eligible to vote on the corresponding New Agreement.

Variable Trust Voting Information:

As of the Record Date, various participating insurance companies, on behalf of their separate accounts, were the primary shareholders of record of the Funds of the Trust. Although contract holders are not direct shareholders of the Funds, to the extent they have allocated some or all of their contract value to shares of the Funds, they have the right to instruct the life insurance company that issued their contracts how these shares should be voted at the Meeting.

Contract holders have voting rights in relation to the contract value maintained in the participating insurance company sub-accounts. Contract holders do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. Contract holders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity or policy contract. The number of shares for which a contract holder is entitled to provide voting instructions is determined by dividing his or her contract value allocated to the respective Fund on the Record Date by the share value of such Fund on the Record Date.

The participating insurance companies have advised the Trust that they will vote shares of the Funds held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held. The participating insurance companies have also advised the Trust that they will vote the shares attributable to assets held in the sub-accounts for which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions.

General Voting Information:

You may vote in one of four ways.

•	Complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Call the toll-free number printed on your proxy ballot and follow the instructions provided.

•	Vote on the Internet per the instructions on your proxy ballot.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your ballot.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal, as applicable.

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each whole and fractional share of a Fund held as of the Record Date is entitled to a whole or fractional vote. The presence in person or by proxy of one-third of the outstanding shares of the Fund is required to constitute a quorum. Approval of a New Agreement requires approval by the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

The election inspectors will count your vote at the Meeting, if cast in person or by proxy. The election inspectors will count:

•	votes cast “FOR” approval of the proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast “FOR” the proposal;

•	abstentions and broker non-votes of shares (in addition to votes cast) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether the proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the Proposals described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of the Wells Fargo Funds, Funds Management or an affiliate, who will not be paid for their services, may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. Funds Management will bear the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation. Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Funds will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

OUTSTANDING SHARES

As of November 8, 2004, the Equity Value Fund had 3,408,062.833 shares outstanding, and the Growth Fund had 2,823,493.385 shares outstanding.

PRINCIPAL SHAREHOLDERS

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund. To the knowledge of the Trust, the following persons are the only persons who owned of record or beneficially, 5% or more of the outstanding shares of the Funds, as of November 8, 2004.

Fund	Name and Address	Type of Ownership	% of Fund
Equity Value Fund (Variable Trust)	American Skandia Life SAB PO Box 883 Shelton, CT 06484-0883	Single Class: Record	70.77%
	American Enterprise Life Insurance Corporation Acct WEQV4 IDS Tower 10 T11/125 Minneapolis, MN 55440	Record	15.22%

	Hartford Life & Annuity Insurance Separate Account Attn Dave Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	Record	9.05%
Growth Fund (Variable Trust)	American Skandia Life SAB PO Box 883 Shelton, CT 06484-0883	Single Class: Record	88.61%

	American Enterprise Life Insurance Corporation Acct WGR01 IDS Tower 10 T11/125 Minneapolis, MN 55440	Record	5.96%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund.

In addition, Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, holds certain shares of the Funds, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. It is estimated that such shares represent less than 5% of the shares of either Fund. Wells Fargo Bank, N.A. intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of November 8, 2004, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of either Fund.

ANNUAL MEETINGS OF SHAREHOLDERS

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

SHAREHOLDER INQUIRIES

If you have any questions about the proxy materials or the Proposals, please call your trust officer, investment professional, or Wells Fargo Funds Investor Services at 1-800-222-8222.

EXHIBIT A—FORM OF SUB-ADVISORY AGREEMENT WITH C&B

FORM OF SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO VARIABLE TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC

AND COOKE & BIELER, L.P.

This AGREEMENT is made as of this    st day of                     2004, between Wells Fargo Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Cooke & Bieler, L.P. (the “Sub-Adviser”), a limited partnership organized under the laws of the State of Pennsylvania, with its principal place of business at 1700 Market Street, Philadelphia, Pennsylvania 19103.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to engage the Sub-Adviser, and the Trust’s Board has approved the engagement of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Wells Fargo Funds may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) The Sub-Adviser will report to the Board important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;

(b) The Registration Statement filed with the Commission under the 1940 Act;

(c) The Advisory Agreement; and

(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;

(b) The Sub-Adviser’s most recent balance sheet;

(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and

(d) The results of any examination of the Sub-Adviser by the Commission or other regulatory agency with respect to its activities as an investment adviser.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objectives of the Funds are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to a Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 10. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 13. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or any Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 16. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. The Sub-Adviser shall not be liable hereunder for any for any losses or damages arising from the Sub-Adviser’s adherence to the Adviser’s written instructions.

Section 17. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, Attention: Kermit S. Eck.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 21. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 22. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the Funds’ account(s) and, in making investment decisions for the Funds, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Trust.

Section 23. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO VARIABLE TRUST
on behalf of the Funds

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

COOKE & BIELER, L.P.
By CBGP, LLC, its sole general partner

By:
Kermit S. Eck, Manager

APPENDIX A

Variable Trust Funds

Equity Value Fund

Approved by the Board of Trustees: November 2, 2004

APPENDIX B

WELLS FARGO VARIABLE TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the day of , 2004, by and between Wells Fargo Variable Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and Cooke & Bieler, L.P. (the “Sub-Adviser”).

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to each Fund’s average daily net assets throughout the month:

Name of Fund	Breakpoints	Sub-Advisory Rate
Equity Value Fund	First $250 million USD	0.45%
	Next $250 million USD	0.40%
	Next $250 million USD	0.35%
	Additional Amounts over $750 million USD	0.30%

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Funds.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO VARIABLE TRUST on behalf of the Funds

By:
C. David Messman Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen Senior Vice President

COOKE & BIELER, L.P. By CBGP, LLC, its sole general partner

By:
Kermit S. Eck, Manager

EXHIBIT B—FORM OF SUB-ADVISORY AGREEMENT WITH MATRIX

FORM OF SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO VARIABLE TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC

AND MATRIX ASSET ADVISORS, INC.

This AGREEMENT is made as of this     st day of                  2004, between Wells Fargo Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Matrix Asset Advisors, Inc. (the “Sub-Adviser”), a corporation organized under the laws of the State of New York, with its principal place of business at 747 Third Avenue, 31st Floor, New York, NY 10017.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to engage the Sub-Adviser, and the Trust’s Board has approved the engagement of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Wells Fargo Funds may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) The Sub-Adviser will report to the Board important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;

(b) The Registration Statement filed with the Commission under the 1940 Act;

(c) The Advisory Agreement; and

(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;

(b) The Sub-Adviser’s most recent balance sheet;

(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and

(d) The results of any examination of the Sub-Adviser by the Commission or other regulatory agency with respect to its activities as an investment adviser.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objectives of the Funds are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to a Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 10. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 13. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or any Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 16. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. The Sub-Adviser shall not be liable hereunder for any for any losses or damages arising from the Sub-Adviser’s adherence to the Adviser’s written instructions.

Section 17. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 747 Third Avenue, 31st Floor, New York, NY, Attention:                     .

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 21. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 22. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the Funds’ account(s) and, in making investment decisions for the Funds, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Trust.

Section 23. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO VARIABLE TRUST
on behalf of the Funds

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

MATRIX ASSET ADVISORS, INC

By:

APPENDIX A

Variable Trust

Growth Fund

Approved by the Board of Trustees: November 2, 2004

APPENDIX B

WELLS FARGO VARIABLE TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the     st day of                 , 2004, by and between Wells Fargo Variable Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and Matrix Asset Advisors, Inc. (the “Sub-Adviser”).

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to each Fund’s average daily net assets throughout the month:

Name of Fund	Breakpoints	Sub-Advisory Rate
Growth Fund	First $50 million USD	0.20%
	Above $50 million USD	0.16%

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Funds.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO VARIABLE TRUST on behalf of the Funds

By:
C. David Messman Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen Senior Vice President

MATRIX ASSET ADVISORS, INC.

By:

PROXY BALLOT

EQUITY VALUE FUND

GROWTH FUND

OF

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

[INSURANCE COMPANY NAME]

THE UNDERSIGNED, REVOKING PREVIOUS PROXIES, HEREBY INSTRUCTS THE ABOVE-REFERENCED INSURANCE COMPANY (THE COMPANY), TO VOTE ALL SHARES OF THE ABOVE-REFERENCED FUND (THE FUND), WHICH ARE HELD IN THE ACCOUNT OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST HAVING A VOTING INTEREST IN THE FUND, TO BE HELD JANUARY 14, 2005, AT 11:00 A.M., PACIFIC TIME, IN THE YOSEMITE CONFERENCE ROOM AT 525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CALIFORNIA, AND AT ANY ADJOURNMENTS OF THE MEETING. THE COMPANY IS HEREBY INSTRUCTED TO VOTE ON THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT AS SPECIFIED BELOW. RECEIPT OF THE FUNDS’ NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED DECEMBER 2, 2004 IS HEREBY ACKNOWLEDGED.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO VARIABLE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

1. To approve an investment sub-advisory agreement with Cooke & Bieler, L.P. on behalf of the Equity Value Fund.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To approve an investment sub-advisory agreement with Matrix Asset Advisors, Inc. on behalf of the Growth Fund.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Name of Fund	Signature of Shareholder

No. of Shares	Signature of Shareholder

Control No.	Date

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR VOTING INSTRUCTION CARD. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.